SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                 Form 8-K

                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 20, 2001


                            LACLEDE GAS COMPANY
____________________________________________________________________________

           (Exact name of registrant as specified in its charter)


          Missouri                     1-1822                43-0368139
____________________________________________________________________________

 (State or other jurisdiction       (Commission           (IRS Employer
       of incorporation)            File Number)        Identification No.)



   720 Olive Street              St. Louis, Missouri             63101
____________________________________________________________________________

(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (314) 342-0500
                                                   ______________

                                   NONE
____________________________________________________________________________

       (Former name or former address, if changed since last report)

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Item 5.  Other Events

         On September 20, 2001 the Company issued the news release attached as Exhibit 1.


Item 7.  Exhibits.

         See the Index to Exhibits.






























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                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           LACLEDE GAS COMPANY
                                            (Registrant)



                                           By: /s/ Gerald T. McNeive, Jr.
                                              ____________________________

                                              Gerald T. McNeive, Jr.
                                              Senior Vice President -
                                              Finance and General Counsel


September 21, 2001
      (Date)































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                            Index to Exhibits


Exhibit No.
___________


     1           Laclede Gas Company news release dated September 20, 2001.